                             EXHIBIT NO. 10.ee




                           PROFIT SHARING BONUS PLAN
                         OF HUFFY CORPORATION FOR 1993

        PROFIT SHARING BONUS PLAN - C 93              ENTIRE POLICY REVISED


POLICY
- ------

CERTAIN EXEMPT EMPLOYEES OF THE CORPORATION AND ITS SUBSIDIARIES SHALL BE GIVEN CONSIDERATION FOR PAYMENT UNDER THE CORPORATION'S PROFIT SHARING BONUS PLAN PROVIDED THEY HAVE COMPLETED SIX (6) MONTHS OF SERVICE BY CALENDAR YEAR END.

PAYMENTS WILL BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, INDIVIDUAL PERFORMANCE AGAINST OBJECTIVES.

THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.

PAYMENTS SHALL BE MADE ONLY TO EMPLOYEES WITH AT LEAST "MEETS SOME BUT NOT ALL PERFORMANCE REQUIREMENTS" JOB EVALUATION.

                                                     Bonus Opportunity as a % of
 I.  Basis and Level of Awards                           Actual Base Salary
     -------------------------                       ---------------------------

                                                        Min.    Target   Max.
                                                        ----    ------   ----

 A.      Chairman and President
         ----------------------
                 Corporate RONA                            0      40.0%   80.0%
                 Individual Performance Against Goals      0      10.0%   20.0%
                                                          ---     -----   -----

                                                           0%     50.0%  100.0%

 B.      Executive Vice President
         ------------------------

                 Corporate RONA                            0      32.0%   64.0%
                 Individual Performance Against Goals      0       8.0%   16.0%
                                                          ---     -----   -----

                                                           0%     40.0%   80.0%

 C.      Other Corporate Officers
         ------------------------

                 Corporate RONA                            0      22.5%   45.0%
                 Huffy Company Performance* vs. PP         0       1.5%    3.0%
                 Individual Performance Against Goals      0       6.0%   12.0%
                                                          ---    ------   -----

                                                           0%     30.0%   60.0%

*Huffy Company Performance as used herein means the principal criteria
 (Huffy Company RONA or Huffy Company EBIT-AUC) utilized for the assigned Huffy Company.

              PROFIT SHARING/BONUS PLAN (Continued)


 D.      Huffy Company Heads
         -------------------

         1.      HBC*, HSC, and WIS

                 Corporate RONA                             0      6.0%    12.0%
                 Huffy Company RONA vs. PP                  0     18.0%    36.0%
                 Individual Performance Against Goals       0      6.0%    12.0%
                                                           ---    -----    -----
                                                            0%    30.0%    60.0%

                 *HBC President/General Manager also participates in the HBC
                 Gainsharing Program. Any monies earned under this PSBP will be reduced by an amount equal to the amount earned under the HBC
                 Gainsharing Program.

         2.      HSF

                 Corporate RONA                             0      6.0%    12.0%
                 Huffy Company EBIT-AUC vs. PP              0     18.0%    36.0%
                 Individual Performance Against Goals       0      6.0%    12.0%
                                                           ---    -----    -----
                                                            0%    30.0%    60.0%

         3.      TTH

                 Corporate RONA                             0      6.0%    12.0%
                 Huffy Company EBIT-AUC vs. PP              0     18.0%    36.0%
                 Individual Performance Against Goals       0      6.0%    12.0%
                                                           ---    -----    -----
                                                            0%    30.0%    60.0%

         4.      GBPC

                 Corporate RONA                             0      6.0%    12.0%
                 Huffy Company (without GWPC)
                   RONA vs. PP                              0     14.4%    28.8%
                 GWPC RONA vs. PP                           0      3.6%     7.2%
                 Individual Performance Against Goals       0      6.0%    12.0%
                                                           ---    -----    -----
                                                            0%    30.0%    60.0%

 E.      Huffy Company Staffs
         --------------------

         1.      HBC*, HSC, WIS

                 Huffy Company RONA vs. PP                  0      12.0%   24.0%
                 Individual Performance Against Goals       0       3.0%    6.0%
                                                           ---     -----   -----
                                                            0%     15.0%   30.0%

                 *HBC Staff also participate in the HBC Gainsharing Program. Any monies earned under this PSBP will be reduced by an amount equal to the amount earned under the HBC Gainsharing Program.


              PROFIT SHARING/BONUS PLAN (Continued)

         2.      GWPC Vice President & General Manager

                 GWPC RONA vs. PP                           0       12.0%  24.0%
                 Individual Performance Against Goals       0        3.0%   6.0%
                                                           ---     ------  -----
                                                            0%      15.0%  30.0%

         3.      GBPC Vice President - Operations

                 Huffy Company (without GWPC)
                   RONA vs. PP                              0       12.0%  24.0%
                 Individual Performance Against Goals       0        3.0%   6.0%
                                                           ---      -----  -----
                                                            0%      15.0%  30.0%

         4.      TTH Staff and Manager, Cost and
                  Control; TTH Harrisburg Plant Manager

                 Huffy Company EBIT-AUC vs. PP              0       12.0%  24.0%
                 Individual Performance Against Goals       0        3.0%   6.0%
                                                           ---      -----  -----
                                                            0%      15.0%  30.0%

         5.      HSF Staff

                 Huffy Company EBIT-AUC vs. PP              0       12.0%  24.0%
                 Individual Performance Against Goals       0        3.0%   6.0%
                                                           ---      -----  -----
                                                            0%      15.0%  30.0%

         6.      GBPC Staff (excluding GBPC V.P. -
                 Operations and GWPC V.P./General Manager)

                 Huffy Company (without GWPC)
                   RONA vs. PP                              0        9.6%  19.2%
                 GWPC RONA vs. PP                           0        2.4%   4.8%
                 Individual Performance Against Goals       0        3.0%   6.0%
                                                           ---      -----  -----
                                                            0%      15.0%  30.0%

              PROFIT SHARING/BONUS PLAN (Continued)

 F.      Corporate Exempt
         ----------------

         1.      Positions with 700 or more Hay points

                 Corporate RONA                             0       12.0%  24.0%
                 Individual Performance Against Goals       0        3.0%   6.0%
                                                           ---      -----  -----
                                                            0%      15.0%  30.0%

         2.      Positions with less than 700 Hay points

                 Corporate RONA                             0%      10.0%  20.0%

 G.      Other Exempt
         ------------

         1.      Huffy Company Exempt* (except HSF Exempt;
                 GBPC Exempt; GWPC Exempt; WIS Field
                 Management (see Policy 701-B for WIS
                 Field Management personnel) and Exempt;
                 and TTH Exempt)

                 Huffy Company RONA vs. PP                  0%      10.0%  20.0%

                 *HBC Exempt also participate in the HBC Gainsharing Program.
                 Any monies earned by HBC Exempt under this PSBP will be reduced by an amount equal to the amount earned under the HBC
                 Gainsharing Program.

         2.      HBC First Line Production and Maintenance
                  Supervisors

                 Huffy Company RONA vs. PP                  0       10.0%  12.0%*
                 Huffy Company Gainsharing Plan             0        -     12.0%*
                                                           ---      -----  ------
                                                            0%       -     20.0%

                 *Either category of bonus payment (Huffy Company RONA vs. PP or Gainsharing performance) may pay up to a maximum of 12% for the fiscal year but the maximum total bonus for both categories may not exceed 20%.


              PROFIT SHARING/BONUS PLAN (Continued)

         3.      HSF District Managers

                 District Sales $ vs. PP                    0        2.0%   4.0%
                 District Gross Field Profit % vs. PP       0        2.0%   4.0%
                 District Gross Field Profit $ vs. PP       0        4.0%   8.0%
                 Huffy Company EBIT-AUC vs. PP              0        2.0%   4.0%
                                                           ---      -----  -----
                                                            0%      10.0%  20.0%

         4.      HSF Area Managers

                 Area Gross Field Margin % vs. PP           0        2.0%   4.0%
                 Area Gross Field Margin $ vs. PP           0        2.0%   4.0%
                 Huffy Company EBIT-AUC vs. PP              0        1.0%   2.0%
                                                           ---      -----  -----
                                                            0%       5.0%  10.0%

         5.      HSF Other Exempt

                 Huffy Company EBIT-AUC vs. PP              0%      10.0%  20.0%

         6.      GBPC Financial Staff (including
                 all Denver-based MIS, Credit and
                 Accounting employees except for MIS
                 LAN Administrator and Cost Accountant)

                 Huffy Company (without GWPC)
                   RONA vs. PP                              0        8.0%  16.0%
                 GWPC RONA vs. PP                           0        2.0%   4.0%
                                                           ---      -----  -----
                                                            0%      10.0%  20.0%

         7.      GBPC Director - Sales, GBPC Director -
                 Marketing, GBPC Director - International
                 Sales and Marketing, GBPC Sales
                 Administrator, GBPC Consumer Relations
                 Supervisor, GBPC Sales Managers, GBPC
                 Customer Service Manager, GBPC Business
                 Line Manager for GWPC, GBPC Manager of
                 Design

                 Huffy Company (without GWPC)
                   RONA vs. PP                              0         8.0%  16.0%
                 GWPC RONA vs. PP                           0         2.0%   4.0%
                                                           ---       -----  -----
                                                            0%       10.0%  20.0%


              PROFIT SHARING/BONUS PLAN (Continued)

         8.      Other GBPC Exempt

                 Huffy Company (without GWPC)
                   RONA vs. PP                               0%       10.0%  20.0%

         9.      GWPC Exempt

                 GWPC RONA vs. PP                            0%       10.0%  20.0%

         10.     TTH Plant Managers at Anderson,
                 Shiremanstown, and York; TTH
                 Site Manager; TTH Director of
                 Technical Services; TTH Regional
                 Sales Managers; TTH Industrial
                 Sales Manager; TTH Canadian
                 Marketing Manager; TTH Credit
                 Manager; TTH Manager, Financial
                 Analysis; TTH Marketing Manager;
                 TTH Manager, Materials and Wood
                 Operations; TTH Director, Purchasing;
                 TTH Manager, Design Engineering;
                 TTH Manager, Product Development;
                 TTH Division Manager, Quality
                 Assurance; TTH Manager, Industrial
                 Engineering/ Workmate; TTH Manager,
                 Production Engineering; Director,
                 MIS; TTH Supervisor, Tool & Die;
                 TTH Manager Production &
                 Inventory; TTH General Foreman,
                 Production; TTH Division Quality
                 Engr.; TTH Mill Managers; TTH
                 Regional Manager; TTH Supervisor,
                 Distribution; TTH Employee Relations
                 Rep.; TTH Sr. Benefits Admin.; TTH
                 Sr. Financial Analysts; TTH Plant
                 Controller, Camp Hill; TTH Camp Hill
                 Production Managers; TTH Manager, Data
                 Operations; TTH Product Managers; TTH
                 Buyers; TTH Manager, Sales Service;
                 TTH Product Design Engr.; TTH Product
                 Development Engr.; TTH Product Engr.;
                 TTH Sr. Programmer Analyst; TTH
                 Engineering Director, Ireland; TTH
                 Finance Controller, Ireland; TTH
                 Personnel Manager, Ireland; TTH
                 Sales/Marketing Director, Ireland;
                 TTH Materials/Warehouse Manager,
                 Ireland; TTH Manufacturing Director,
                 Ireland


              PROFIT SHARING/BONUS PLAN (Continued)

                 TTH EBIT-AUC vs. PP                       0%       10.0%  20.0%
                                                          ---       -----  -----
                                                           0%       10.0%  20.0%

         11.     TTH Canadian District Sales Managers

                 Net Sales $ vs. Sales Objective $*        0%       10.0%  20.0%
                                                          ---       -----  -----
                                                           0%       10.0%  20.0%

         *Threshold payment of 2% applies when 90% of pre-established Sales
         Objective $ are attained, 10% when 100% of Sales Objective $ are attained, and 20% when 110% of Sales Objective $ are obtained.

         12.     WIS Director - Accounting; WIS Director -
                 Management Information Systems; WIS Manager -
                 Payroll; WIS Manager - Accounts Receivable;
                 WIS Manager - Tax & Financial Analysis;
                 WIS Manager, Business Systems Development;
                 WIS Manager - Compensation & Benefits;
                 WIS Manager - Systems Development; WIS
                 Manager - Requirements & Testing; WIS
                 Manager - General Accounting; WIS Manager
                 - Computer Operations; WIS National
                 Processing Manager; WIS Manager - Credit and Collections; WIS Manager - Employee
                 Relations; WIS Manager - Operations
                 Support and Services; WIS Management
                 Information Systems Manager

                  Huffy Company RONA vs. PP                0        10.0%  20.0%

         13.     WIS Director - Account Management
                 & Customer Service; WIS National
                 Account Manager; WIS National Sales
                 Manager

                   Huffy Company RONA vs. PP               0         5.0%  10.0%
                   Sales Volume $ vs. PP                   0         5.0%  10.0%
                                                          ---       -----  -----
                                                           0%       10.0%  20.0%

         14.     Other WIS Exempt (excluding WIS
                 Field Management)

                  Huffy Company RONA vs. PP                0         5.0%  10.0%


II.      Corporate Internal Audit Staff
         -------------------------------

         Corporate Internal Audit staff are members of the Corporate Exempt category and bonus recommendations will generally be made on that basis. Such bonus recommendations will be subject to approval by the Audit Committee of the Board of Directors.

III.     Award Scales1
         -------------

         Corporate RONA                 % of Targeted
         Level                          Award Earned2
         --------------                 ------------
           Under 9.0%                         -0-
                 9.0%  Threshold                25%
                 9.7                            50
                 10.3                           75
                 11.0   Target                 100
                 11.8                          125
                 12.6                          150
                 13.4                          175
                 14.2   Maximum                200

                                           Percent of Targeted Award Earned
                                          ----------------------------------
                                          Profit Plan            Profit Plan
           Huffy Company                    RONA 5%               RONA less
           RONA vs. Plan3                  or Greater2             than 5%2
         -----------------                -----------             ---------

         Under 90%                              -0-                     -0-
               90     Threshold                 25%                     25%
               92                               40                      40
               94                               55                      55
               96                               70                      70
               98                               85                      85
               100     Target                  100                     100
               101.5                           110                     105
               103.0                           120                     110
               104.5                           130                     115
               106.0                           140                     120
               107.5                           150                     125
               109.0                           160                     130
               110.5                           170                     135
               112.0                           180                     140
               113.5                           190                     145

              PROFIT SHARING/BONUS PLAN (Continued)

(CONT'D)                                   Percent of Targeted Award Earned
                                          ----------------------------------
                                          Profit Plan            Profit Plan
      Huffy Company                         RONA 5%               RONA less
     RONA vs. Plan3                       or Greater2              than 5%2
   ------------------                    -----------              ---------
         115.0                               200                     150
         116.5                               200                     155
         118.0                               200                     160
         119.5                               200                     165
         121.0                               200                     170
         122.5                               200                     175
         124.0                               200                     180
         125.5                               200                     185
         127.0                               200                     190
         128.5                               200                     195
         130.0+   Maximum                    200                     200

                 HSF                         % of Targeted
          EBIT-AUC vs. Plan                   Award Earned
         ------------------                   -------------
      Under 90%                                   -0-
            90     Threshold                      25%
            92                                    40
            94                                    55
            96                                    70
            98                                    85
           100     Target                        100
           101                                   110
           102                                   120
           103                                   130
           104                                   140
           105                                   150
           106                                   160
           107                                   170
           108                                   180
           109                                   190
           110+    Maximum                       200

              PROFIT SHARING BONUS PLAN (Continued)

             HSF District                             % of Targeted
       Gross Field Profit % vs. PP                    Award_Earned2
       ---------------------------                    ------------
Greater than 1.0% below                                    -0-
                  -1.0   Threshold                          25%
                  -0.8                                      40
                  -0.4                                      70
         Target Equal to Target                            100
                  +0.3                                     130
                  +0.7                                     170
                  +1.0   Maximum                           200


                                                      % of Targeted
       HSF District Sales $ vs. PP                    Award Earned2
       ---------------------------                    ------------
           Under 90%                                       -0-
                 90                                         25%
                100                                        100
                115+                                       200

       HSF District Gross                             % of Targeted
       Field Profit $ vs. PP                          Award Earned2
       ---------------------                          ------------
             Under 90%                                     -0-
                   90                                       25%
                   100                                     100
                   110+                                    200  (REV.)

       HSF Area Gross Field                           % of Targeted
       Margin $ vs. PP                                Award Earned
       --------------------                           -------------
             Under 90%                                     -0-
                   90                                       25%
                   100                                     100
                   110+                                    200  (REV.)


              PROFIT SHARING/BONUS PLAN (Continued)

 HSF Area Managers

                                                      % of Targeted
       Area Gross Field Margin % vs. PP               Award Earned2
       --------------------------------               ------------
Greater than 1.0% below                                    -0-
                  -1.0         Threshold                    25%
                  -0.8                                      40
                  -0.4                                      70
Target Equal to                Target                      100
                  +0.3                                     130
                  +0.7                                     170
                  +1.0         Maximum                     200


                                                      % of Targeted
       TTH EBIT-AUC vs. Profit Plan*                  Award Earned2
       -----------------------------                  ------------
Greater than $600,000 below                                -0-
                   -600,000    Threshold                   25%
                   -400,000                                50
                   -200,000                                75
Target Equal to                Target                     100
                   $+200,000                              120
                    +400,000                              140
                    +600,000                              160
                    +800,000                              180
                  $1,000,000+  Maximum                    200

         *See Addendum for further discussion.


  1. The scales are sliding. When actual Corporate RONA is above 8.5% and falls between the points on the scale, it will be adjusted to the nearest 1/10th of 1% and interpolated to determine the award level. When Huffy Company RONA or TTH EBIT-AUC or HSF EBIT-AUC falls between the points on the scale, it will be adjusted to the nearest 1/10th of 1% and interpolated to determine the award level.

  2. % of targeted award earned is used as a multiple of bonus target which varies by level of employee. Refer to Section I.

  3. This scale is applicable to Huffy Company RONA, TTH EBIT-AUC, HSF EBIT-AUC, and similar Huffy Company performance measures.

IV.      Positions Covered

         A.      Corporate Officers and Huffy Company Presidents

                 Corporate Officers
                 -------------------

                 Chairman of the Board
                 President
                 Executive Vice President
                 Vice President - Operations
                 Vice President - Law, Chief Administrative Officer and
                    Secretary
                 Vice President - Finance and CFO
                 Vice President - Marketing
                 Vice President - Controller
                 Vice President - Human Resources
                 General Counsel and Assistant Secretary

                 Huffy Company Presidents
                 ------------------------

                 President and General Manager - Huffy Bicycle Company President and General Manager - Huffy Sports Company President and General Manager - Gerry Baby Products Company President and General Manager - Washington Inventory Service President and General Manager - Huffy Service First, Inc. President and General Manager - True Temper Hardware Company

         B.      Huffy Company Staff

          HBC
          ---
                 V.P. Operations
                 V.P. Marketing/Sales and Design
                 V.P. Controller
                 V.P. Global Sourcing and Business Development
                 V.P. Product Engineering
                 V.P. Human Resources
                 V.P. Logistics

                 HSC
                 ---

                 V.P. Sales
                 V.P. Controller
                 V.P. Product Engineering/Quality Assurance
                 V.P. Manufacturing
                 V.P. Materials Management
                 V.P. New Product and Business Development

                 GBPC
                 ----

                 V.P. Sales/Marketing
                 V.P. Controller
                 V.P. Operations
                 V.P. Human Resources
                 V.P. General Manager - GWPC
                 V.P. Product Design and Engineering

                 HSF
                 ---

                 V.P. Operations
                 V.P. Controller
                 V.P. Sales/Marketing
                 V.P. Human Resources

                 WIS
                 ---

                 V.P. Operations
                 V.P. Finance and Controller
                 V.P. Technology & Information Systems
                 V.P. Human Resources
                 V.P. Marketing and Account Management

                 TTH
                 ---

                 V.P. Sales and Marketing
                 V.P. Operations
                 Director, Finance
                 V.P. Human Resources
                 Director, Marketing
                 Managing Director, TT Ireland
                 Acting Director, TT Canada

 V.      Individual Non-Financial Performance Goals
         ------------------------------------------

         For those individuals who have a portion of their bonus measured on this basis, the following implementation procedure will be used:

         1. Each individual will draw up goals covering the calendar year based on supporting the supervisor's goals and his own.

         2.      These goals should have the following characteristics:

                 a) Not be associated with financial goals in the Profit Plan. (Financial goals for such things as cost reduction or similar projects are appropriate goals.)

                 b) Be as specific and as measurable as to successful attainment as possible. (A project need not be completed in the calendar year. The goal can be to obtain a specific status in the project by calendar year end.)

                 c)       1)      Chairman and President shall each develop no
                                  more than 7 to 8 goals.

                          2) Other Corporate Officers and Huffy Company Presidents shall each develop no more than 6 goals.

                          3) Huffy Company Staff and Corporate Officer Direct Reports in positions with 700 or more Hay points shall each develop no more than 3 goals.

        d) A "degree of difficulty" should be assigned to each goal on the basis of 1 to 10.

3. The goals and degrees of difficulty shall be reviewed between the individual and his supervisor and agreement reached on:

                         a)  Completeness of list
                         b)  State of goals
                         c)  Degree of difficulty

        It is the supervisor's responsibility to ensure that there is some consistency in the measurement of "degree of difficulty" among all his subordinates, and the Corporate Officer's responsibility to review for consistency in measurement of "degree of difficulty" among Huffy Company Staff personnel within his function.

4.      Non-Financial Objectives Schedule
        ---------------------------------

       Upon Approval by    The Chairman's and the President's goals shall
       Compensation        be communicated to the Corporate Officers and
       Committee           Huffy Company Presidents promptly following
                           by Compensation Committee of the Board of Directors.

       15 days later       Corporate Officers and Huffy Company Presidents
                           shall develop their goals and circulate them to other Corporate Officers and Huffy Company
                           Presidents by this date.

       10 days later       Corporate Officers' and Huffy Company
                           Presidents' goals shall be reviewed with Corporate Officers and approved by their respective immediate supervisors. Corporate
                           Officers and Huffy Company Presidents shall communicate their approved goals to their respective Corporate Officer Direct Reports in positions with 700 or more Hay points and Huffy Company Staffs.

       30 days later       Corporate Officer Direct Report personnel in
                           positions with 700 or more Hay points and Huffy
                           Company Staff personnel shall have completed their respective goals, reviewed them with the appropriate Corporate Officer (who shall furnish his comments to such Corporate Officer Direct
                           Report or Huffy Company Staff member, the Huffy
                           Company President and the President) and have them approved by the Corporate Officer and President with respect to Corporate Officer
                           Direct Reports in positions with 700 or more Hay points and by the Huffy Company President and the President with respect to Huffy Company
                           Staff members.

5.      Non-Financial Objectives Results Schedule
        -----------------------------------------

        First Friday in     Corporate Officer Direct Report personnel in
        December            positions with 700 or more Hay points and Huffy
                            Company Staff personnel shall submit their results for the year ending for evaluation to the appropriate Corporate Officer and, with respect to Huffy Company Staff, to the Huffy
                            Company President.

        10 days later       Corporate Officers shall have reviewed results
                            submitted to them by such Corporate Officer
                            Direct Reports and Huffy Company Staff members and submitted their comments to the Corporate
                            Officer Direct Report or Huffy Company Staff member, the Huffy Company President and the President with respect to Huffy Company Staff, and the President with respect to Corporate
                            Officer Direct Reports positions with 700 or more Hay points.

        10 days later       CEO provides Compensation Committee of Board of
                            Directors with his results for evaluation and approval.

        5 days later        Corporate Officer Direct Reports in positions
                            with 700 or more Hay points results shall be approved by Corporate Officers. Huffy Company
                            Staff personnel results shall be approved by Corporate Officers and Huffy Company Presidents.
                            Corporate Officers and Huffy Company Presidents shall submit their results for the year ending to their immediate supervisor for evaluation and approval.

        Feb. 1 The evaluation and approval of non-financial goal results are to be completed.

6. The participant shall evaluate his own performance and then submit the evaluation to his supervisor who shall review and approve the evaluation.

        This score is not binding. The supervisor shall use his judgment to arrive at a final rating. However, only performance on the written goals shall be evaluated, not performance on any other matters.

         7. Each individual shall be informed by his supervisor of his performance rating but only after all approvals have been secured.

         8. Notwithstanding the foregoing, payments for non-financial goals performance are expressly conditioned upon and made subject to the following base financial criteria:


                 (A)      CORPORATE OFFICERS AND ELIGIBLE
                          --------------------------------
                          CORPORATE OFFICER DIRECT REPORTS
                          --------------------------------
                          Corporate earnings less than            - No bonus shall be paid
                          50% of threshold level for                for performance of non-
                          Corporate bonus purposes                  financial goals

                          Corporate earnings at least             - 50% of calculated bonus for
                          50%, but less than 75%, of                performance of non-
                          threshold level for Corporate             financial goals shall be
                          bonus purposes                            paid

                          Corporate earnings 75% or               - 100% of calculated bonus
                          greater of threshold level                for performance of non-
                          for Corporate bonus purposes              financial goals shall be
                                                                    paid

                 (B)      HUFFY COMPANY PRESIDENT AND STAFF
                          ---------------------------------

                          Huffy Company RONA or EBIT-AUC less     - No bonus shall be paid for
                          than 50% of approved Huffy Company        performance of non-
                          Profit Plan                               financial goals

                          Huffy Company RONA or EBIT-AUC at       - 50% of calculated bonus for
                          least 50%, but less than 75%, of          performance of non-
                          approved Huffy Company                    financial goals shall be
                          Profit Plan                               paid

                          Huffy Company RONA or EBIT-AUC 75% or   - 100% of calculated bonus
                          greater of approved                       for performance of non-
                          Huffy Company Profit Plan                 financial


 VI.     Implementation
         --------------

         1.      Eligibility
                 -----------

                 All exempt employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for a full bonus opportunity.

                 Hires: Employee coming on the payroll after the first business day of the calendar year but on or before the first business day of July will be eligible for consideration for one-half the annual bonus opportunity.

                          Exception:       HSF Regional Operations, District
                                           and Area Managers, and
                                           eligible WIS personnel hired after
                                           January 1 of the calendar year
                                           shall be eligible for consideration
                                           for the percentage of annual bonus
                                           opportunity shown below:

                                                                      Percentage of Annual
                                           Hire Date                   Bonus Opportunity
                                           ---------                  --------------------

                                            During 1st quarter                  75%
                                            During 2nd quarter                  50%
                                            During 3rd quarter                  25%
                                            During 4th quarter                   0%

                 Transfers, Promotions or Demotions: Individuals transferred, promoted or demoted during the calendar year shall have bonus opportunity as follows:

                                                           Calculation Based on
                                                      -----------------------------
                                                         Old Oppor.     New Oppor.
                                                         ----------     ----------
                                                         Old Actual     New Actual
                                                         ----------     ----------
                                                        Base Salary    Base Salary
                                                        -----------    -----------
                                                       Old. Opp. Level New Opp.Level
                                                       --------------- -------------
                 Transferred, Promoted or Demoted
                          During 1st Quarter                25%            75%
                          During 2nd Quarter                50%            50%
                          During 3rd Quarter                75%            25%
                          During 4th Quarter               100%             0%

               Note: Non-exempt and/or hourly employees promoted to exempt positions are eligible for bonus consideration as above but only for those quarters in which they held exempt positions. Also, status changes (including transfers, promotions and demotions, but excluding new hires) for bonus eligible employees at WIS which are effective for the first pay period beginning on or after the first day of the quarter shall be treated for bonus purposes as if they were effective the first day of the quarter.

      Terminations:    To be eligible to receive the Profit Sharing
                       payment for a calendar year, an employee must be on the active pay- roll at the time payment for that calendar year is made or HAVE
                       BEEN TERMINATED DUE TO A CURTAILMENT OF PRODUC-
                       TION BETWEEN JULY 1 OF THAT CALENDAR YEAR AND
                       THE DATE OF BONUS PAYMENT, HAVING MET ALL
                       ELIGIBILITY REQUIREMENTS OF THE PLAN AND HAVING
                       PERFORMED ALL DUTIES AND RESPONSIBILITIES
                       IN AT LEAST AN AVERAGE MANNER. UNDER THESE
                       CIRCUMSTANCES, SUCH EMPLOYEES MUST HAVE BEEN
                       ON THE PAYROLL AT THE BEGINNING OF THE CALENDAR
                       YEAR IN ORDER TO QUALIFY FOR BONUS FOR THAT
                       CALENDAR YEAR.  APPROVAL OF THE CEO IS
                       REQUIRED IN ALL SUCH CASES. EXEMPT EMPLOYEES
                       TERMINATED DUE TO A CURTAILMENT OF PRODUCTION
                       SHALL BE ELIGIBLE FOR BONUS OPPORTUNITY AS
                       FOLLOWS:

                                                        Bonus as percent payment
                                                        -------------------------
                         Termination Date               of full bonus opportunity
                         ----------------               --------------------------
                         July 1 - September 30                     50%
                         ---------------------                     ---
                         October 1 - December 31                   75%
                         -----------------------                   ---
                         January 1 - date of payment              100%
                         ---------------------------              ----

       Death or Retirement: Employees who retired or died during or after the calendar year for which bonus is being calculated and who met the requirement of being on the active payroll during the year will be given consideration for a bonus payment on basis of the following percentage of full bonus opportunity: retired or died in 1st Qtr - 25%;
                 2nd Qtr - 50%; 3rd Qtr - 75%; 4th Qtr - 100%. Payment for deceased employees shall be made to the beneficiary designated under the Salaried Employees Group Term
                 Life Insurance Plan.

                 Active payroll is defined as receiving wages (recorded on the Federal W-2 form) from the Corporation or one of the Huffy Companies. Except for those terminated or retiring or deceased employees described above, employees absent for any reason and not receiving wages (as defined above) are not considered on the active payroll.

       Exception to the eligibility requirements must be approved by the CEO at the time approval is obtained for transfer or hire.

2.      Payment
        -------

        Except as noted below, payment for Profit Sharing shall be annual and shall occur in March of each year for the prior calendar year's results.

         3.      Calculations

                 All bonus calculations will be rounded up to the nearest $25.00 increment and the minimum bonus payment to be paid will be $125.00 per employee, provided employee is eligible for bonus and such bonus is approved.

Definitions
- ------------
Corporate RONA   Profit after tax after cost of plan plus tax affected
- --------------   interest divided by the twelve (12) month rolling
                 average of total assets less current liabilities excluding all interest bearing debt.

Huffy Company    Tax affected earnings before interest and
- -------------    taxes excluding interest income divided by the
RONA             twelve (12) month rolling average of total assets other than
- -------------    cash less current liabilities excluding all interest bearing debt.


Asset Usage      Charge to Huffy Company at a 15% pre-tax rate multiplied by
- ------------     the change between Huffy Company actual Average
Charge           Net Assets and Huffy Company planned Average Net Assets.
- ------------     Huffy Company Average Net Assets equal average
                 total assets minus average current liabilities (excluding all interest bearing liabilities and intercompany accounts).

HSF EBIT-AUC
TTH EBIT-AUC     Earnings before interest and taxes minus an Asset Usage Charge.
- ------------

Actual Base      Employee's actual base salary as of January 1 of the
Salary           calendar year for which bonus is calculated.
- ------------

Midpoint of      Midpoint of Salary Range as of January 1 of the calen-
Salary Range     dar year for which bonus is calculated.
- ------------

Promotion        15% upward difference in Hay points (see Corporate Policy 113).
- ---------

Demotion         15% downward difference in Hay points (see Corporate Policy
- --------         113).

Transfer         A change in position which does not constitute a promotion
- --------         or demotion.

                 Average Usage    If Huffy Company actual Average Net Assets exceed the
                 Charge Rules     profit plan for 1993, the excess over the target will
                 (Applicable to   be extended times Huffy Corporation's average cost of
                 HSF & TTH)       capital (15%).  The resulting cost for excess asset
                 --------------   usage will be deducted from the EBIT earned by the Huffy
                                  Company during 1993.

                                  If Huffy Company actual Average Net Assets are lower
                                  than the profit plan for 1993, the savings will be
                                  extended times Huffy Corporation's average cost of
                                  capital, and the resulting savings from asset effi-
                                  ciency will be added to the EBIT earned by the Huffy
                                  Company during 1993.


Distribution of This Policy
- ---------------------------

         Restricted to Corporate Officers, Huffy Company Presidents, Huffy Company Staff, and Corporate Officers Direct Reports in positions with 700 or more Hay points, except for Policy 701-B which is restricted to Corporate Officers and the President and General Manager of WIS.





/S/ George A. Plotner                /S/ Richard Molen
- --------------------------------     -------------------------
Vice President - Human Resources     President and CEO


/S/ Gary Morin
- --------------------------------
Executive Vice President